FORM 8-K



               SECURITIES AND EXCHANGE COMMISSION

                    Washington, D. C.  20549



                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                Date of Report (Date of Earliest
                 Event Reported):  July 6, 1995




                     GIBSON GREETINGS, INC.
     (Exact name of registrant as specified in its charter)

   Delaware                 0-11902               52-1242761
(State or other            (Commission           (IRS Employer
jurisdiction of            File Number)       Identification No.)
incorporation)



           2100 Section Road, Cincinnati, Ohio  45237
            (Address of principal executive offices)



Registrant's telephone number, including area code:(513)841-6600

            INFORMATION TO BE INCLUDED IN THE REPORT


Items 1, 2, 3, 4, 6 and 8 are not applicable and are omitted from this report.

Item 5.   Other Events

          The press release of Gibson Greetings, Inc. (the "Company"), dated July 6, 1995, announcing that the Company's Board of Directors has authorized exploration of the sale of the Company, is filed as an exhibit to and incorporated by reference in this Current Report on Form 8-K.

          Additionally, two directors of the Company recently have resigned. Roger T. Staubach resigned in mid-June 1995 because of the continually increasing time demands of his own business. Thomas M. Cooney resigned June 30 because of his disagreement with the Board of Directors' decision to explore the sale of the Company.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements of Business Acquired.

     Not Applicable.

(b)  Pro Forma Financial Information.

     Not Applicable.

(c)  Exhibits

     Number              Description

       99                Press Release dated July 6, 1995

                           SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 6, 1995                GIBSON GREETINGS, INC.



                                   By /s/ W. L. Flaherty
                                      W. L. Flaherty
                                      Vice President - Finance

                                                       Exhibit 99



NEWS RELEASE



CONTACT:  W. L. Flaherty
          Vice President - Finance
          (513) 841-6675
                                           FOR IMMEDIATE RELEASE
          Karen Durand
          Director - Investor Relations
          (513) 841-6986


     GIBSON BOARD AUTHORIZES EXPLORATION OF SALE OF COMPANY


CINCINNATI, OHIO, July 6, 1995 -- Gibson Greetings, Inc. (NASDAQ:
GIBG) Gibson Greetings, Inc. Chairman and Chief Executive Officer Benjamin J. Sottile, announced today that the Company has received preliminary expressions of interest in the acquisition of the Company and that the Gibson Board of Directors has authorized management to responsibly explore these and other possible expressions of interest.

"Accordingly, we will be appointing investment banking firms to work with our senior management in evaluating and analyzing responsible expressions of interest and proposals for delivering value to our shareholders," Mr. Sottile said.

"Of course," he added, "there is no assurance that any transaction will occur. However, our management and Board of Directors have always been committed to serving the best interests of the company and all of its shareholders. Thus, even as our strategic business program is making sound progress, if we can further strengthen the Company while delivering enhanced value to all of our shareholders through a sale to a serious and strong entity, we should and will explore that alternative."

Mr. Sottile also noted that the previously disclosed identification of prospective purchasers for the Company's Cleo, Inc. subsidiary would continue.

Gibson Greetings, Inc. is the world's second largest publicly owned manufacturer and distributor of everyday and seasonal greeting cards, gift wrap and related social expression products.